Exhibit 10.19

Execution Copy
SECOND AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into effective as of December 30, 2009, by and among ENSERCO ENERGY INC., a South Dakota corporation (the “Borrower”), FORTIS CAPITAL CORP., a Connecticut corporation (“Fortis”), as a Bank, an Issuing Bank and as administrative agent, documentation agent and collateral agent for the Banks, SOCIETE GENERALE, a bank organized under the laws of France (“SocGen”), as an Issuing Bank, a Bank and the Syndication Agent, BNP PARIBAS, a bank organized under the laws of France (“BNP”), as an Issuing Bank, a Bank and the Documentation Agent, and each of the other financial institutions which are parties hereto (collectively, the “Banks”).

WHEREAS, the Borrower, Agent and the Banks have entered into that certain Third Amended and Restated Credit Agreement, dated to be effective as of May 8, 2009, (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented, or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrower and the Banks have agreed to make certain changes to the Credit Agreement;

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.           Defined Terms.  All capitalized terms used but not otherwise defined in this Amendment shall have the meaning ascribed to them in the Credit Agreement.  Unless otherwise specified, all section references herein refer to sections of the Credit Agreement.

2.           Amendments to Credit Agreement.  The Credit Agreement is hereby amended commencing on the Effective Date (as hereinafter defined) as follows:

2.1           Section 7.16.  Section 7.16 is amended in its entirety to read as follows:

“7.16           Net Cumulative Loss.

(a)           Except as provided in Subsection (b) below, the Borrower shall not incur a Net Cumulative Loss during any twelve (12) consecutive calendar months in excess of the lower of the following:  (A) $30,000,000.00, or (B)(x) $10,000,000.00 plus (y) to the extent it results in a positive number, eighteen percent (18%) times the following:

(i)           the lower of Net Working Capital or Tangible Net Worth (as of the most recent period available), minus

(ii)           $75,000,000.00.

(b)           During the period August 31, 2009 through December 31, 2009, the Borrower shall not incur a Net Cumulative Loss during any twelve (12) consecutive calendar months in excess of $40,000,000.00, provided that during the period from July 1, 2009 through December 31, 2009, the Borrower has not:

(i)           made any Restricted Payment to its Parent, any Subsidiary, or any Affiliate;

(ii)           made any payment with respect to Subordinated Debt; or

(iii)           made any loans or investments (as described in Section 8.18 of the Credit Agreement) to its Parent, any Subsidiary or any Affiliate.

(c)           For purposes of this Section 7.16, Net Cumulative Loss shall mean the consolidated net loss of the Borrower and its Subsidiaries computed on an Economic Basis.”

2.2           Schedule 6.16.    Schedule 6.16, Subsidiaries and Equity Investments, to the Credit Agreement is replaced by Schedule 6.16 in the form attached hereto.

3.           Effectiveness of Amendment.  This Amendment shall be effective (the “Effective Date”) upon:

(a)           Receipt by the Agent of a copy of this Amendment, executed by the Required Banks; and

(b)           Receipt by the Agent of all fees due and owing.

4.           Ratifications, Representations and Warranties.

(a)           The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.  Borrower and the Banks agree that the Credit Agreement, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with its terms.

(b)           To induce the Banks to enter into this Amendment, the Borrower ratifies and confirms each representation and warranty set forth in the Credit Agreement as if such representations and warranties were made on the even date herewith, and further represents and warrants (i) that there has occurred since the date of the last financial statements delivered to the Banks no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect, (ii) that no Event of

Default exists both before and after giving effect to this Amendment, and (iii) that the Borrower is fully authorized to enter into this Amendment.

5.           Benefits.  This Amendment shall be binding upon and inure to the benefit of the Banks and the Borrower, and their respective successors and assigns; provided, however, that Borrower may not, without the prior written consent of the Banks, assign any rights, powers, duties or obligations under this Amendment, the Credit Agreement or any of the other Loan Documents.

6.           Governing Law.  THIS AMEDMENT IS GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CHOICE OF LAW RULES OF THAT STATE.

7.           Invalid Provisions.  If any provision of this Amendment is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions of this Amendment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

8.           Entire Agreement.  THIS CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

9.           Reference to Credit Agreement.  The Credit Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

10.           Loan Document.  This Amendment shall be considered a Loan Document under the Credit Agreement.

11.           Counterparts.  This Amendment may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ENSERCO ENERGY INC.,
a South Dakota corporation

By:  /s/ Victoria J. Campbell
Name:  Victoria J. Campbell
Title:  Vice President and General Manager

FORTIS CAPITAL CORP.,
as Agent

By:  /s/ Michiel V.M. Van Der Voort
Name:  Michiel V.M. Van Der Voort
Title:  Managing Director

By:  /s/ R. Corey Hingson
Name:  R. Corey Hingson
Title:  Vice President

FORTIS CAPITAL CORP.,
as a Bank and an Issuing Bank

By:  /s/ Michiel V.M. Van Der Voort
Name:  Michiel V.M. Van Der Voort
Title:  Managing Director

By:  /s/ R. Corey Hingson
Name:  R. Corey Hingson
Title:  Vice President

SOCIETE GENERALE,
as a Bank and an Issuing Bank

By:  /s/ Emmanuel Chesneau
Name:  Emmanuel Chesneau
Title:  Managing Director

By:  /s/ Chung-Taek Oh
Name:  Chung-Taek Oh
Title:  Director

BNP PARIBAS,
as a Bank and an Issuing Bank

By:  /s/ Keith Cox
Name:  Keith Cox
Title:  Managing Director

By:  /s/ Jordan Nenoff
Name:  Jordan Nenoff
Title:  Director

U.S. BANK NATIONAL ASSOCIATION,
as a Bank

By:  /s/ Monte E. Deckerd
Name:  Monte E. Deckerd
Title:  Senior Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as a Bank

By:  /s/ Yoshihiro Kubo
Name:  Yoshihiro Kubo
Title:  Senior Vice President & Group Head

CALYON NEW YORK BRANCH
as a Bank

By:  /s/ Zali Win
Name:  Zali Win
Title:  Managing Director

By:  /s/ Michel Kermarrec
Name:  Michel Kermarrec
Title:  Vice-President

RZB FINANCE LLC,
as a Bank

By:  /s/ Nancy Remini
Name:  Nancy Remini
Title:  Vice-President

By:  /s/ Pearl Ceffers
Name:  Pearl Ceffers
Title:  First Vice-President

COÖPERATIEVE CENTRAL RAIFFEISEN-
BOERENLEENBANK B.A., “Rabobank Nederland,” NEW YORK BRANCH,
as a Bank

By:  /s/ Brett Delfino
Name:  Brett Delfino
Title:  Executive Director

By:  /s/ Eva Rushkevich
Name:  Eva Rushkevich
Title:  Executive Director

SCHEDULE 6.16

SUBSIDIARIES AND EQUITY INVESTMENTS

The Borrower owns 100% of the membership interest in VariFuel, LLC, a South Dakota limited liability company.  VariFuel is currently inactive.

Effective as of January 1, 2010, the Borrower will own 100% of the membership interest in Enserco Midstream, LLC, a South Dakota limited liability company.  Enserco Midstream, LLC will own certain crude oil terminals.